Commitments	12 Months Ended
Dec. 31, 2011
Commitments, Contingencies and Claims and Legal Proceedings [Abstract]
COMMITMENTS

22. COMMITMENTS

The Company’s commitments as of December 31, 2011 were as follows:

In million US$	Total	2012	2013	2014	2015	2016	Thereafter
Operating leases	381	111	63	41	36	32	98
Purchase obligations	477	432	32	9	3	—	1
of which:
Equipment purchase	208	208
Foundry purchase	119	119
Software, technology licenses and design	150	105	32	9	3	—	1
Other obligations	452	223	81	47	30	26	45

Total	1,310	766	176	97	69	58	144

As a consequence of the Company’s planned closures of certain of its manufacturing facilities, some of the contracts as reported above have been terminated. The termination fees for the sites still in operation have not been taken into account.

Operating leases are mainly related to building and equipment leases. The amount disclosed is composed of minimum payments for future leases from 2012 to 2016 and thereafter. The Company leases land, buildings, plants and equipment under operating leases that expire at various dates under non-cancellable lease agreements. Operating lease expense was $135 million, $135 million and $174 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Purchase obligations are primarily comprised of purchase commitments for equipment, for outsourced foundry wafers and for software licenses.

Other obligations primarily relate to firm contractual commitments with respect to partnership and cooperation agreements.